UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 10, 2014

Commission File Number:  0-23636

Hawthorn Bancshares, Inc.

(Exact name of small business issuer as specified in its charter)

Missouri

(State or other jurisdiction of incorporation or organization)

43-1626350

(IRS Employer Identification No.)

132 East High Street, PO Box 688, Jefferson City, Missouri 65102

(Address of principal executive offices)

573-761-6272

(Registrant's Telephone number)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On November 10, 2014 Hawthorn Bancshares announced that its Board of Directors approved a quarterly cash dividend of $0.05 per common share, payable January 1, 2015 to shareholders of record at the close of business on December 15, 2014.

Item 9.01 Financial Statements and Exhibits

The full text of the press release is furnished as an exhibit to this report on Form 8-K.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release, dated November 10, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hawthorn Bancshares, Inc.

Date: November 10, 2014

By: /s/ David T. Turner

Name: David T. Turner
Title: Chairman, CEO & President